UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2012

ZIMMER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16407	13-4151777
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 East Main Street

Warsaw, Indiana 46580

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (574) 267-6131

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 8, 2012, the Board of Directors (the “Board”) of Zimmer Holdings, Inc. (the “Company”) approved the amendment and restatement of the Company’s By-Laws effective as of that date (the “Restated By-Laws”). The amendments to Sections 2.04 and 3.04 expressly address the use of electronic means to give notice of stockholder meetings and meetings of the Board. New Section 3.11 addresses the operation of the Board in emergency situations.

This summary is qualified in its entirety by the full text of the Restated By-Laws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its annual meeting of stockholders on May 8, 2012. Stockholders took the following actions:

•	elected eight (8) directors for one-year terms ending at the 2013 annual meeting of stockholders (Proposal 1);

•	approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement (Proposal 2); and

•	ratified the Audit Committee’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2012 (Proposal 3).

The vote tabulation for each proposal follows:

Proposal 1 – Election of Directors

Nominee	For	Against	Abstained	Broker Non-Votes
Betsy J. Bernard	126,611,841	4,206,422	415,905	17,856,116
Marc N. Casper	126,244,581	4,565,465	424,122	17,856,116
David C. Dvorak	130,108,127	971,938	154,103	17,856,116
Larry C. Glasscock	125,767,500	5,034,207	432,461	17,856,116
Robert A. Hagemann	129,732,362	1,071,751	430,055	17,856,116
Arthur J. Higgins	126,446,573	4,364,770	422,825	17,856,116
John L. McGoldrick	125,952,397	4,850,024	431,747	17,856,116
Cecil B. Pickett, Ph.D.	126,393,165	4,424,630	416,373	17,856,116

Proposal 2 – Advisory Vote on Executive Compensation

For	Against	Abstained	Broker Non-Votes
122,645,356	7,634,574	954,238	17,856,116

Proposal 3 – Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstained	Broker Non-Votes
147,459,547	1,421,472	209,265	0

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

3.1	Restated By-Laws of Zimmer Holdings, Inc. effective May 8, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 14, 2012

ZIMMER HOLDINGS, INC.

By:	/s/ Chad F. Phipps
Name: Chad F. Phipps
Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Restated By-Laws of Zimmer Holdings, Inc. effective May 8, 2012